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                                   ADVANTUS
                                FAMILY OF FUNDS


                        ANNUAL REPORT TO SHAREHOLDERS
                      ADVANTUS MORTGAGE SECURITIES FUND
                               SEPTEMBER 30, 1995

ADVANTUS MORTGAGE SECURITIES FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                   2

INVESTMENTS IN SECURITIES            7

STATEMENT OF ASSETS AND
LIABILITIES                         10

STATEMENT OF OPERATIONS             11

STATEMENT OF CHANGES IN NET
ASSETS                              12

NOTES TO FINANCIAL STATEMENTS       13

INDEPENDENT AUDITORS' REPORT        19

FEDERAL INCOME TAX INFORMATION      20

SHAREHOLDER SERVICES                22

October 31, 1995

                                                                         [PHOTO]
Dear Shareholders:

The first nine months of 1995 produced exceptional returns for both stock and bond investors. Subdued inflation and a growing economy combined to create a positive secular environment for financial assets.

A 140 basis point reduction in the 30-year Treasury Bond produced a 21 percent return since the beginning of the year. Corporate bonds returned 16.5 percent according to the Lehman Corporate Bond Index. If this pace continues, the bond market will finish off one of its best years ever - a sharp reversal from 1994.

Investors reacted strongly to every actual and perceived economic shift creating unusual volatility in the bond market. The sharp sell off in July and August was just such an over reaction. Long term yields will be driven by continuing concerns about the budget process in Washington, the near term direction of the economy and the dollar's performance. Nonetheless, we expect Treasury Bills to remain trading in the 6-7 percent range.

Technology, financial and consumer companies drove the stock market to all-time record highs in the third quarter as measured by the S&P 500. While this produced spectacular results, the extended run may create additional vulnerability in the market. The chief concerns are disappointing earnings announcements and a general slow down in profitability. According to Ibbotson Associates, there have only been four times since 1927 that stock prices have risen more in the first nine months of the year. In each instance, the market cooled off in the final quarter. Factors which could push the market up in the short term, however, are a significant interest rate reduction or a surge in foreign portfolio inflows.

The current economic expansion is displaying the mixed signals of maturation. However, we do not expect an early end to the recovery. The economy's recent slow growth pattern should lengthen the life of the expansion by reducing inflationary pressures and consequently, the need for money tightening measures. It is unlikely that the economy will regain the robust pace of the early stages of the expansion.

The market does hold opportunity for investors. Diversification across industries and geographic regions remains a key element to successful investing. However, determining which investments will benefit in both the near and long term requires professional experience. Advantus Capital Management, Inc. offers a family of eight funds which are designed to help you reach your goals with a thoughtful, well conceived investment strategy.

Sincerely,

Paul Gooding, President
Advantus Capital Management, Inc.

ADVANTUS MORTGAGE SECURITIES FUND
PERFORMANCE UPDATE
[PHOTO]
KENT WEBER, CFA
PORTFOLIO MANAGER
The Advantus Mortgage Securities Fund is a mutual fund designed for investors seeking a high level of current income consistent with prudent investment risk.
The Fund hopes to achieve its income
objective by investing primarily in a
diversified portfolio of mortgage-related securities. The Fund expects, under normal circumstances, to have most of its assets in high quality mortgage-related securities such as those issued by U.S.
Government owned (GNMA) or sponsored
corporations (FNMA and FHLMC) or rated
"A" or better by Moody's or Standard &
Poor's.
  -Dividends declared daily and paid monthly.
  -Capital gains distributions paid annually.
PERFORMANCE

Interest rates reached their cyclical peak (for this business cycle) in the fourth quarter of 1994. Since then, interest rates have drifted lower in tandem with uneven economic conditions and diminishing inflationary pressures. Patient investors that endured the Federal Reserve's numerous pre-emptive strikes against the relatively nonexistent threat of inflation have been rewarded generously with healthy one year total returns.

The annual performance of your Advantus Mortgage Securities Fund was as follows for the three classes of shares currently outstanding:

  Class A*                            13.5 percent
  Class B*                            12.7 percent
  Class C (since 3/1/95 inception)*   7.9 percent

Our returns compare favorably with the Lehman Brother's Ginnie Mae Index** and Lipper Analytical's Ginnie Mae Fund Category+ which returned 14.07 percent and
12.59 percent respectively over the same period.

PORTFOLIO RECAP

Intermediate interest rates now stand 1.75 percent below their year ago levels. A rally of this magnitude in the bond market has shortened the effective duration (duration is used to measure price volatility for a given change in interest rates) of the Lehman Ginnie Mae Index to approximately 3.6 years from
4.7  years. Comparatively, your  Fund's duration stands at  4.1 years, down from
4.7 years where we began the fiscal year. With an average maturity of 7.2 years, your Fund is comfortably positioned as an intermediate maturity fixed income mortgage portfolio.

As evidence mounted that the Federal Reserve had succeeded in slowing economic activity, we gradually started to adjust our duration from neutral the Index to slightly long the Index. By slowly increasing the Fund's duration, we were able to enhance our returns through incremental price appreciation during this falling rate environment. Looking forward, we do not envision lengthening the duration of the Fund to much more than 20 percent longer than the Index (currently 14 percent) even if the economy continues to limp along. In fact, if today's lower interest rates start to work their magic and economic activity moves above trend line growth (about 2.5 percent), we will look for opportunities to reel our duration back on top of the Index. These parameters are consistent with our goal of maintaining reasonable potential price volatility relative to the Index.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                              SEPTEMBER 30, 1995

With duration management confined to a range, we concentrated our efforts on adding value by actively managing securities and rotating our sector weightings. This process emphasizes actively managing prepayment risk and behaving like a stock picker in a bond market. To this extent, we continue to avoid the ownership of generic, newly originated higher coupon mortgage securities. Instead, we see more value in overweighing Mortgage Securities and Collateralized Mortgage Obligations backed by vintage (issue-year specific) seasoned mortgage securities. These specified securities have proven to generate predictable cash flow and steady yields.

Likewise, we have slowly reduced our ownership of Collateralized Mortgage Obligations as the fundamentals changed and better investment opportunities were found in off-the-run straight mortgage securities. Such security swaps included bi-weekly pay mortgages, Ginnie Mae IIs, and 20 year fully amortizing mortgages. Finally, the turnover rate on the Portfolio was above average but not unreasonable given the magnitude of change in interest rates and the exceptionally large number of investment opportunities we identified.

OUTLOOK

At current interest rates, the mortgage market once again finds itself faced with the prospect of accelerating prepayments. While we are cautious with respect to pending prepayments and do expect isolated flare ups, we do not expect a full fledged refinancing wave to unfold unless rates fall substantially from here.

Nevertheless, the yield advantage on most mortgage securities relative to Treasury securities stand near their widest levels in the past three years (about 1.25 percent for current coupon mortgage securities). Mortgage securities now offer quality conscience fixed income investors some of the highest yields available in the fixed income market today. With the outlook for further price appreciation limited near term, we expect investors to renew their affection for mortgage securities (with limited prepayment risk). As the search intensifies for higher yielding investment opportunities in this lower rate environment, the type of mortgage securities we hold in the Portfolio should benefit.

*Historical results are not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge.

**The Lehman Brother's GNMA Index includes 15 and 30 year fixed rate securities backed by mortgage pools of the Government National Mortgage Association.

+Average return of 56 Ginnie Mae funds according to Lipper Analytical Services, Inc.

ADVANTUS MORTGAGE SECURITIES FUND
SEPTEMBER 30, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other Government Agencies           24.6%
FHLMC                               11.6%
Mortgage-Backed Bonds               14.2%
FNMA                                 4.2%
GNMA                                27.0%
Cash and Other
Assets/Liabilities                   1.7%
CMOs                                16.7%

 COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS MORTGAGE SECURITIES INCOME FUND, LEHMAN BROTHER'S GNMA INDEX AND CONSUMER PRICE
                                     INDEX

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                                                        7.9%
Five year                                                       7.8%
Ten year                                                        8.4%
                              Class A    Lehman Brother's GNMA Index        CPI
10/31/85                       10,000                         10,000     10,000
10/31/86                       10,719                         11,653     10,157
10/31/87                       10,930                         12,122     10,608
10/31/88                       12,380                         13,793     11,060
10/31/89                       13,597                         15,367     11,567
10/31/90                       14,469                         16,641     12,295
10/31/91                       16,786                         19,485     12,654
10/31/92                       18,162                         21,199     13,060
10/31/93                       20,237                         22,804     13,410
9/30/94                        19,358                         22,655     13,816
9/30/95                        22,391                         25,843     14,120

On the chart above you can see how the Advantus Mortgage Securities Fund Class A shares' total return compared to the Lehman Brother's GNMA Index and the Consumer Price Index. The three lines represent the cumulative total return of a hypothetical $10,000 investment made on September 30, 1985 in the Advantus Mortgage Securities Fund Class A shares through September 30, 1995.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                              SEPTEMBER 30, 1995

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                                                        7.7%
Since inception (8/19/94)                                       6.6%
                              Class B    Lehman Brother's GNMA Index        CPI
8/19/94                        10,000                         10,000     10,000
9/30/94                         9,928                          9,874     10,067
9/30/95                        10,742                         11,264     10,289

On the chart above you can see how the Advantus Mortgage Securities Fund Class B shares' total return compared to the Lehman Brother's GNMA Index and the Consumer Price Index. The three lines represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of the Advantus Mortgage Securities Fund Class B shares (August 19, 1994) through September 30, 1995.

ADVANTUS MORTGAGE SECURITIES FUND
SEPTEMBER 30, 1995

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Total return:
Since inception
(3/1/95)                                                    7.9%
                          Class C    Lehman Brother's GNMA Index        CPI
3/01/95                    10,000                         10,000     10,000
9/30/95                    10,791                         10,817     10,146

On the chart above you can see how the Advantus Mortgage Securities Fund Class C shares' total return compared to the Lehman Brother's GNMA Index and the Consumer Price Index. The three lines represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of the Advantus Mortgage Securities Fund Class C shares (March 1, 1995) through September 30, 1995.

The above charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deductions of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial adviser's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical results are not an indication of future performance.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 1995

                      (Percentages of each category relate to total net assets.)

                                                                                            MARKET
PRINCIPAL                                                                                  VALUE(A)
----------                                                                                -----------
LONG-TERM DEBT SECURITIES (98.3%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (75.3%)
    Federal Home Loan Mortgage Corporation (12.4%)
$  207,512 CMO Series L, Class 5....................................... 7.900%  05/01/01  $   211,532
   445,524 Bi-weekly................................................... 7.000%  12/01/22      441,095
   740,122 Bi-weekly................................................... 6.500%  12/01/23      716,682
 1,000,000 20 Year Gold................................................ 6.500%  07/01/13      974,259
 1,000,000 Targeted Amortization Class CMO, Series 1640, Class B....... 6.500%  12/15/08      975,720
                                                                                          -----------
                                                                                            3,319,288
                                                                                          -----------
    Federal National Mortgage Association (11.3%)
 1,085,352 Bi-weekly................................................... 6.000%  07/01/07    1,051,933
 1,400,000 CMO Sequential Payer, Series G92-45, Class D................ 6.000%  04/25/19    1,346,630
   568,000 CMO PAC Targeted Amortization Class, Series G93-11, Class
           H..........................................................  6.000%  12/25/08      549,185
    72,147 Principal only PAC, Series G93-28, Class A (b).............. 7.000%  07/25/22       71,667
                                                                                          -----------
                                                                                            3,019,415
                                                                                          -----------
    Government National Mortgage Association (27.0%)
   402,203 ............................................................ 8.000%  12/15/15      413,967
   567,416 ............................................................ 8.000%  03/15/16      583,905
   342,089 ............................................................ 8.000%  07/15/16      352,029
   300,000 (e)......................................................... 8.000%  12/01/17      308,437
   250,000 (e)......................................................... 7.000%  05/15/24      246,874
   598,390 ............................................................ 7.000%  09/15/16      596,702
   152,640 ............................................................ 7.000%  09/15/16      152,209
   401,997 ............................................................ 7.500%  05/15/17      407,271
   321,586 ............................................................ 7.500%  03/15/17      325,805
   378,267 ............................................................ 7.000%  05/15/17      376,939
   295,506 ............................................................ 7.000%  05/15/17      294,469
   354,580 ............................................................ 7.000%  12/15/16      353,580
   407,647 ............................................................ 7.000%  04/15/17      406,216
   337,641 ............................................................ 7.000%  04/15/17      336,456
    91,339 ............................................................ 7.000%  02/15/17       91,018
   401,523 ............................................................ 7.000%  04/15/17      400,113
   399,719 ............................................................ 7.000%  10/15/17      398,315
   459,045 ............................................................ 7.000%  10/15/17      457,434
   234,735 GNMA II..................................................... 9.000%  08/20/16      247,059
   215,548 GNMA II..................................................... 9.000%  05/20/16      225,885
   225,477 GNMA II..................................................... 9.000%  06/20/16      236,291
                                                                                          -----------
                                                                                            7,210,974
                                                                                          -----------

              See accompanying notes to investments in securities.

ADVANTUS MORTGAGE SECURITIES FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                            MARKET
PRINCIPAL                                                                                  VALUE(A)
----------                                                                                -----------
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS--CONTINUED
    Other U.S. Government Agency Obligations (24.6%)
$1,134,082 Vendee Mortgage Trust, Series 1994-2, Class 2 (c)........... 8.447%  05/15/24  $ 1,186,888
   740,191 Vendee Mortgage Trust, Series 1995-1A, Class 1 (c).......... 7.207%  02/15/25      729,782
 1,038,009 Vendee Mortgage Trust, Series 1995-1B, Class 2 (c).......... 7.793%  02/15/25    1,064,283
 1,486,053 Vendee Mortgage Trust, Series 1995-2C, Class 3A (c)......... 8.793%  06/15/25    1,580,324
 1,000,000 Vendee Mortgage Trust, Series 1995-3, Class 1C (c).......... 7.250%  07/15/14    1,012,813
 1,000,000 Vendee Mortgage Trust, Series 1995-3, Class 1D (c).......... 7.250%  07/15/16    1,001,875
                                                                                          -----------
                                                                                            6,575,965
                                                                                          -----------
          Total U.S. government and agencies obligations (cost: $19,644,821)............   20,125,642
                                                                                          -----------
  OTHER MORTGAGE-BACKED SECURITIES (23.0%)
 1,302,883 Collaterized Mortgage Obligation Trust, Sequential Accrual,
           Z Tranche, Series 14, Class Z (d)..........................  8.000%  01/01/17    1,325,435
 1,000,000 CSFB Financial Corporation Senior Performance Note Mortgage
           Revenue Series 1995-A, Class A (f).........................  7.000%  11/15/05    1,000,938
   115,244 FBC Mortgage Securities Trust 8, Series A, Class A.......... 5.000%  10/01/16      112,289
   284,526 Green Tree Finance Company Limited Net Interest Margin
           Trust, Series 1995-A, Class A..............................  7.250%  07/15/05      284,518
 1,041,946 International Capital Markets Acceptance Corporation (f).... 8.250%  09/01/15    1,050,412
   304,793 Morgan Stanley Mortgage Trust CMO, Sequential Payer, Series
           W, Class 5.................................................  9.050%  05/01/18      316,037
   621,085 Salomon Brothers Mortgage Securities VI CMO, Sequential
           Payer, Series 1986-1, Class A..............................  6.000%  12/25/11      600,900
 1,479,000 Wyoming Community Development Authority..................... 6.850%  06/01/10    1,456,814
                                                                                          -----------
          Total other mortgage-backed securities (cost: $5,834,639).....................    6,147,343
                                                                                          -----------
          Total long-term debt securities (cost: $25,479,460)...........................   26,272,985
                                                                                          -----------
  SHORT-TERM SECURITIES (2.0%)
   550,000 U.S. Treasury Bill..........................................  5.42%  12/07/95      544,392
                                                                                          -----------
          Total short-term securities (cost: $544,503)..................................      544,392
                                                                                          -----------
          Total investments in securities (cost: $26,023,963) (g).......................  $26,817,377
                                                                                          -----------
                                                                                          -----------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Represents a debt security that entitles holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal-only security is sensitive to the rate of principal payments on the underlying mortgage assets. A slower (more rapid) than expected rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents current yield based upon the current cost basis and estimated timing of future cash flows.
(c) Represents a debt security with a weighted average net pass-through rate which varies based on the pool of underlying collateral. The rate disclosed is the rate in effect at September 30, 1995.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

Notes to Investments in Securities - continued
----------------------------------------------
(d)   Represents a debt security that pays no interest or principal during the initial accrual period, but accrues additional principal at a specified rate. Interest rate disclosed represents current yield based upon estimated timing of future cash flows.
(e)   At September 30, 1995 the total cost of investments issued on a when-issued or forward commitment basis is $555,570.
(f)   Security exempt from registration under Rule 144A of the Securities Act of
      1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30,
      1995 the value of these securities amounted to $2,051,350 or 7.7% of net assets.
(g)   At September 30, 1995 the cost of securities for federal income tax purposes was $26,023,963. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

       Gross unrealized appreciation..................................  $ 828,592
       Gross unrealized depreciation..................................    (35,178)
                                                                        ---------
       Net unrealized appreciation....................................  $ 793,414
                                                                        ---------
                                                                        ---------

ADVANTUS MORTGAGE SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

                                             ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost: $26,023,963).............................................  $26,817,377
Cash in bank on demand deposit......................................................       58,034
Receivable for Fund shares sold.....................................................        2,892
Receivable for investment securities sold...........................................      252,959
Accrued interest receivable.........................................................      243,615
                                                                                      -----------
    Total assets....................................................................   27,374,877
                                                                                      -----------
                                           LIABILITIES
Payable for investment securities purchased.........................................      555,570
Payable for Fund shares repurchased.................................................       65,288
Payable to Adviser..................................................................       28,390
Dividends payable to shareholders...................................................        3,496
                                                                                      -----------
    Total liabilities...............................................................      652,744
                                                                                      -----------
Net assets applicable to outstanding capital stock..................................  $26,722,133
                                                                                      -----------
                                                                                      -----------
Represented by:
  Capital stock--$.01 par value (note 1)............................................  $    25,803
  Additional paid-in capital........................................................   27,405,599
  Undistributed net investment income...............................................       51,042
  Accumulated net realized loss from investments....................................   (1,553,725)
  Unrealized appreciation of investments............................................      793,414
                                                                                      -----------
    Total--representing net assets applicable to outstanding capital stock..........  $26,722,133
                                                                                      -----------
                                                                                      -----------
Net assets applicable to outstanding Class A shares.................................  $25,316,583
                                                                                      -----------
                                                                                      -----------
Net assets applicable to outstanding Class B shares.................................  $ 1,084,219
                                                                                      -----------
                                                                                      -----------
Net assets applicable to outstanding Class C shares.................................  $   321,331
                                                                                      -----------
                                                                                      -----------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 2,444,711.............................................  $     10.36
                                                                                      -----------
                                                                                      -----------
  Class B--Shares outstanding 104,594...............................................  $     10.37
                                                                                      -----------
                                                                                      -----------
  Class C--Shares outstanding 30,995................................................  $     10.37
                                                                                      -----------
                                                                                      -----------

                See accompanying notes to financial statements.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                         STATEMENT OF OPERATIONS
                                                   YEAR ENDED SEPTEMBER 30, 1995

Investment income:
  Interest..........................................................................  $2,035,149
Expenses (note 4):
  Investment advisory fee...........................................................     155,798
  Distribution fees--Class A........................................................      79,816
  Distribution fees--Class B........................................................       3,391
  Distribution fees--Class C........................................................         846
  Administrative services fee.......................................................      39,200
  Custodian fees....................................................................       9,920
  Auditing and accounting services..................................................      17,550
  Legal fees........................................................................       5,531
  Directors' fees...................................................................         618
  Registration fees.................................................................      38,784
  Printing and shareholder reports..................................................      19,611
  Insurance.........................................................................       5,740
  Other.............................................................................      11,411
                                                                                      ----------
    Total expenses..................................................................     388,216
  Less fees and expenses waived or absorbed:
    Class A distribution fees.......................................................     (26,473)
    Other fund expenses.............................................................      (9,655)
                                                                                      ----------
      Total fees and expenses waived or absorbed....................................     (36,128)
                                                                                      ----------
      Total net expenses............................................................     352,088
                                                                                      ----------
      Investment income--net........................................................   1,683,061
                                                                                      ----------
Realized and unrealized gains on investments:
  Net realized gains on investments (note 3)........................................     140,686
  Net change in unrealized appreciation or depreciation on investments..............   1,594,464
                                                                                      ----------
    Net gains on investments........................................................   1,735,150
                                                                                      ----------
Net increase in net assets resulting from operations................................  $3,418,211
                                                                                      ----------
                                                                                      ----------

                See accompanying notes to financial statements.

ADVANTUS MORTGAGE SECURITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED SEPTEMBER 30, 1995 AND
PERIOD FROM NOVEMBER 1, 1993 TO SEPTEMBER 30, 1994

                                                                                1995         1994
                                                                             -----------  -----------
Operations:
  Investment income--net...................................................  $ 1,683,061  $ 1,439,948
  Net realized gains (losses) on investments...............................      140,686   (1,694,411)
  Net change in unrealized appreciation or depreciation of investments.....    1,594,464     (983,565)
                                                                             -----------  -----------
    Increase (decrease) in net assets resulting from operations............    3,418,211   (1,238,028)
                                                                             -----------  -----------
Distributions to shareholders from:
  Investment income--net
    Class A................................................................   (1,636,844)  (1,437,598)
    Class B................................................................      (17,742)        (316)
    Class C................................................................       (4,382)          --
  Net realized gains on investments:
    Class A................................................................           --     (915,257)
                                                                             -----------  -----------
    Total distributions....................................................   (1,658,968)  (2,353,171)
                                                                             -----------  -----------
Capital share transactions (notes 4 and 5):
  Proceeds from sales:
    Class A................................................................    2,594,530    6,429,016
    Class B................................................................      990,008       60,000
    Class C................................................................      340,021           --
  Shares issued as a result of reinvested dividends:
    Class A................................................................      969,887    1,530,031
    Class B................................................................       15,797          316
    Class C................................................................        2,840           --
  Payments for redemption of shares:
    Class A................................................................   (7,089,593)  (4,337,552)
    Class B................................................................       (2,536)          --
    Class C................................................................      (22,144)          --
                                                                             -----------  -----------
    Increase (decrease) in net assets from capital share transactions......   (2,201,190)   3,681,811
                                                                             -----------  -----------
    Total increase (decrease) in net assets................................     (441,947)      90,612
Net assets at beginning of period..........................................   27,164,080   27,073,468
                                                                             -----------  -----------
Net assets at end of period (including undistributed net investment income of $51,042 and $26,949, respectively).....................................  $26,722,133  $27,164,080
                                                                             -----------  -----------
                                                                             -----------  -----------

                See accompanying notes to financial statements.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1995

(1) ORGANIZATION
    The Advantus Mortgage Securities Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995 shareholders of the Fund approved a name change to Advantus Mortgage Securities Fund, Inc. (effective March 1, 1995). Prior to March 1, 1995 the Fund was known as MIMLIC Mortgage Securities Income Fund, Inc.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding period declines as the amount of the purchase increases and ranges from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees and sales charges charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

    On January 18, 1994, the Board of Directors elected to change the fiscal year end of the Fund from October 31 to September 30.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

    Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of September 30, 1995, the Fund had entered into outstanding when-issued or forward commitments of $555,570. The Fund has segregated assets, with the Fund's custodian, to cover such when-issued and forward commitment transactions.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

    For federal income tax purposes, the Fund has a capital loss carryover in the amount of $1,513,301 which, if not offset by subsequent capital gains, will expire September 30, 2004. It is unlikely the board of directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1995, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $53,904,662 and $55,609,136, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser). Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management) which, prior to March 1, 1995, served as investment adviser to the Fund. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (The Minnesota Mutual Life Insurance Company [Minnesota

Mutual], the parent of MIMLIC Management). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .575 percent, which is the same as under the old agreement with MIMLIC Management.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and a wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. MIMLIC Sales is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .20 percent. MIMLIC sales waived Class A distribution fees in the amount of $26,473 for the year ended September 30, 1995.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1995, the administrative service fee was $3,600 per month. Effective February 1, 1995, the administrative service fee is $3,100 per month.

    Advantus Capital (MIMLIC Management prior to March 1, 1995) directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the year ended September 30, 1995, Advantus Capital voluntarily agreed to absorb $9,655 in expenses that were otherwise payable by the Fund.

    Sales charges received by MIMLIC Sales for distributing the Fund's three classes of shares amounted to $97,402.

    As of September 30, 1995, Minnesota Mutual and subsidiaries, and the directors and officers of the Fund as a whole owned the following shares:

                                            NUMBER OF SHARES   PERCENTAGE OWNED
                                            ----------------   ----------------
Class A...................................       395,290             16.2%
Class B...................................         5,386              5.2%
Class C...................................         1,045              3.4%

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $5,147.

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the year ended September 30, 1995 and the period from November 1, 1993 to September 30, 1994 for Class A shares, the year ended September 30, 1995 and the period from August 19, 1994 to September 30, 1994 for Class B shares and the period from March 1, 1995 to September 30, 1995 for Class C shares were as follows:

                                                    CLASS A           CLASS B     CLASS C
                                               ------------------  -------------  -------
                                                 1995      1994     1995   1994    1995
                                               --------  --------  ------  -----  -------
Sold.........................................   259,523   622,858  97,026  6,099  32,851
Issued for reinvested distributions..........    97,409   148,532   1,653     32     276
Redeemed.....................................  (704,962) (426,991)   (216)    --  (2,132)
                                               --------  --------  ------  -----  -------
                                               (348,030)  344,399  98,463  6,131  30,995
                                               --------  --------  ------  -----  -------
                                               --------  --------  ------  -----  -------

(6) RESTRICTED SECURITIES
    At September 30, 1995, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note
2. The aggregate value of restricted securities held by the Fund at September 30, 1995 was $2,051,350 which represents 7.7% of net assets.

(7) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                               CLASS A
                                                    --------------------------------------------------------------
                                                                   PERIOD FROM
                                                                   NOVEMBER 1,
                                                    YEAR ENDED       1993 TO            YEAR ENDED OCTOBER 31,
                                                     SEPTEMBER    SEPTEMBER 30,      -----------------------------
                                                     30, 1995          1994           1993       1992       1991
                                                    -----------   --------------     -------    -------    -------
Net asset value, beginning of period..............    $  9.70       $   11.06        $ 10.94    $  10.8    $ 10.04
Income from investment operations:
  Net investment income...........................        .62             .53            .63        .71        .79
  Net gains or losses on securities (both realized
   and unrealized)................................        .65            (.99)           .55        .15        .76
                                                    -----------        ------        -------    -------    -------
    Total from investment operations..............       1.27            (.46)          1.18        .86       1.55
                                                    -----------        ------        -------    -------    -------
Less distributions:
  Dividends from net investment income............       (.61)           (.53)          (.63)      (.72)      (.79)
  Distributions from capital gains................         --            (.37)          (.43)        --         --
                                                    -----------        ------        -------    -------    -------
    Total distributions...........................       (.61)           (.90)         (1.06)      (.72)      (.79)
                                                    -----------        ------        -------    -------    -------
Net asset value, end of period....................     $10.36           $9.70         $11.06     $10.94     $10.80
                                                    -----------        ------        -------    -------    -------
                                                    -----------        ------        -------    -------    -------
Total return (a)..................................       13.5%           (4.3)%(b)      11.4%       8.2%      16.0%
Net assets, end of period (in thousands)..........    $25,317         $27,105        $27,073    $20,996    $16,554
Ratio of expenses to average daily net assets
 (d)..............................................       1.29%           1.24%(c)       1.17%      1.25%      1.18%
Ratio of net investment income to average daily
 net assets (d)...................................       6.23%           5.73%(c)       5.77%      6.56%      7.64%
Portfolio turnover rate (excluding short-term
 securities)......................................      203.7%          236.2%         135.0%     137.3%      48.4%

----------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of sales charges.
(b) Total return is presented for the period from November 1, 1993 to September 30, 1994.
(c) Adjusted to an annual basis.
(d) The Fund's Adviser and Distributor voluntarily waived or absorbed $36,128, $43,505, $34,773, $21,104 and $11,682 in expenses for the year ended
    September 30, 1995, the period ended September 30, 1994, and the years ended October 31, 1993, 1992 and 1991, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.42%, 1.41%, 1.31%, 1.36% and 1.29%, respectively, and the ratio of net investment income to average daily net assets would have been 6.10%, 5.56%, 5.63%, 6.45% and 7.53%, respectively.

                                                                                CLASS B                      CLASS C
                                                                    --------------------------------       ------------
                                                                                       PERIOD FROM         PERIOD FROM
                                                                                        AUGUST 19,           MARCH 1,
                                                                     YEAR ENDED        1994 (A) TO         1995 (A) TO
                                                                     SEPTEMBER        SEPTEMBER 30,         SEPTEMBER
                                                                      30, 1995             1994              30, 1995
                                                                    ------------      --------------       ------------
Net asset value, beginning of period..............................    $  9.70           $    9.83            $  9.90
Income from investment operations:
  Net investment income...........................................        .53                 .06                .31
  Net gains or losses on securities (both realized and
   unrealized)....................................................        .67                (.13)               .47
                                                                       ------               -----             ------
    Total from investment operations..............................       1.20                (.07)               .78
                                                                       ------               -----             ------
Less distributions:
  Dividends from net investment income............................       (.53)               (.06)              (.31)
  Distributions from capital gains................................         --                  --                 --
                                                                       ------               -----             ------
    Total distributions...........................................       (.53)               (.06)              (.31)
                                                                       ------               -----             ------
Net asset value, end of period....................................     $10.37               $9.70             $10.37
                                                                       ------               -----             ------
                                                                       ------               -----             ------
Total return (b)..................................................       12.7%                (.7)%(c)           7.9%(d)
Net assets, end of period (in thousands)..........................     $1,084                 $60               $321
Ratio of expenses to average daily net assets (f).................       2.05%                .28%(g)           2.05%(e)
Ratio of net investment income to average daily net assets (f)....       5.32%                .60%(g)           5.26%(e)
Portfolio turnover rate (excluding short-term securities).........      203.7%              236.2%             203.7%

----------
(a) Commencement of operations.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of sales charges.
(c) Total return is presented for the period from August 19, 1994, commencement of operations, to September 30, 1994.
(d) Total return is presented for the period from March 1, 1995, commencement of operations, to September 30, 1995.
(e) Adjusted to an annual basis.
(f) The Fund's Adviser and Distributor voluntarily waived or absorbed $36,128, $43,505, $34,773, $21,104 and $11,682 in expenses for the year ended
    September 30, 1995, the period ended September 30, 1994, and the years ended October 31, 1993, 1992 and 1991, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.11% and the ratio of net investment income to average daily net assets would have been 5.26% for the year ended September 30, 1995. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.11% and the ratio of net investment income to average daily net assets would have been 5.20% for the period from March 1, 1995 to September 30, 1995.
(g) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

                                                    INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Mortgage Securities Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Mortgage Securities Fund, Inc. (the Fund) as of September 30, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended September 30, 1995 and the period from November 1, 1993 to September 30, 1994 and the financial highlights for the year ended September 30, 1995, the period from November 1, 1993 to September 30, 1994 and each of the years in the three-year period ended October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1995 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 3, 1995

FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1995. Dividends for the 1995 calendar year will be reported to you on Form 1099-Div in late January 1996. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

Income distributions - taxable as dividend income, none qualifying for deduction by corporations

                                                                                          PER
PAYABLE DATE                                                                             SHARE
------------                                                                             -----
October 31, 1994.....................................................................  $  0.0474
November 30, 1994....................................................................     0.0483
December 31, 1994....................................................................     0.0508
January 31, 1995.....................................................................     0.0508
February 28, 1995....................................................................     0.0518
March 31, 1995.......................................................................     0.0539
April 30, 1995.......................................................................     0.0508
May 30, 1995.........................................................................     0.0514
June 30, 1995........................................................................     0.0526
July 31, 1995........................................................................     0.0505
August 31, 1995......................................................................     0.0514
September 30, 1995...................................................................     0.0509
                                                                                       ---------
                                                                                       $  0.6106
                                                                                       ---------
                                                                                       ---------

CLASS B

Income distributions - taxable as dividend income, none qualifying for deduction by corporations

                                                                                          PER
PAYABLE DATE                                                                             SHARE
------------                                                                             -----
October 31, 1994.....................................................................  $  0.0414
November 30, 1994....................................................................     0.0427
December 31, 1994....................................................................     0.0443
January 31, 1995.....................................................................     0.0443
February 28, 1995....................................................................     0.0458
March 31, 1995.......................................................................     0.0472
April 30, 1995.......................................................................     0.0442
May 30, 1995.........................................................................     0.0446
June 30, 1995........................................................................     0.0459
July 31, 1995........................................................................     0.0435
August 31, 1995......................................................................     0.0445
September 30, 1995...................................................................     0.0442
                                                                                       ---------
                                                                                       $  0.5326
                                                                                       ---------
                                                                                       ---------

CLASS C

Income distributions - taxable as dividend income, none qualifying for deduction by corporations

                                                                                          PER
PAYABLE DATE                                                                             SHARE
------------                                                                             -----
March 31, 1995.......................................................................  $  0.0471
April 30, 1995.......................................................................     0.0442
May 30, 1995.........................................................................     0.0446
June 30, 1995........................................................................     0.0458
July 31, 1995........................................................................     0.0435
August 31, 1995......................................................................     0.0445
September 30, 1995...................................................................     0.0441
                                                                                       ---------
                                                                                       $  0.3138
                                                                                       ---------
                                                                                       ---------

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value. (Exchanges from the Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge.) Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the cash value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or saving account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPs, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. Amounts over $1,000 will be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. Amounts for less than $1,000 will be mailed to your bank on your behalf. To set this up, please send a voided check from your bank. Depending upon the performance of the underlying investment options, the cash value may be worth more or less than the original amount invested upon redemption.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semiannual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from MIMLIC Sales Corporation, call 1-800-443-3677. Our voice response system is available from 7 a.m. to 3 a.m. Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

You can invest in one or more of the eight Advantus Funds through your local registered representative of MIMLIC Sales Corporation, distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc.'s six portfolio managers manage eight mutual funds containing $272 million in assets in addition to $1.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
      TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
              READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.


                                   [LOGO]

                                   ADVANTUS
                               FAMILY OF FUNDS


                          MIMLIC SALES CORPORATION
                          400 ROBERT STREET NORTH
                          ST. PAUL, MN 55101-2098
                          1-800-443-3677

MIMLIC SALES CORPORATION                                BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48641 11-95